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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—December 31, 2003

Plains All American Pipeline, L.P.
(Name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-14569 (Commission File Number)	76-0582150 (I.R.S. Employer Identification No.)

333 Clay Street, Suite 1600
Houston, Texas 77002
(713) 646-4100
(Address, including zip code, and telephone number,
including area code, of Registrant's principal executive offices)

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits

  23.1
  Consent of PricewaterhouseCoopers LLP.

  99.1
  Audited Balance Sheet of Plains AAP, L.P., dated as of December 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
Date: April 26, 2004	By:	Plains AAP, L.P., its general partner
	By:	Plains All American GP LLC, its general partner
	By:	/s/ TINA L. VAL Name: Tina L. Val Title: Vice President — Accounting and Chief Accounting Officer

Index to Exhibits

23.1
Consent of PricewaterhouseCoopers LLP.

99.1
Audited Balance Sheet of Plains AAP, L.P., dated as of December 31, 2003.

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SIGNATURES
Index to Exhibits